SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 28, 2006
WARWICK VALLEY TELEPHONE COMPANY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

47 MAIN STREET, WARWICK, NEW YORK	10990

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (845) 986-8080

(Former name or former address, if changed since last report)

Item 9.01.	Financial Statements and Exhibits

Address of President at Annual Stockholders Meeting on April 28, 2006. The text of his presentation, as presented is in exhibit Item 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
Dated: April 28, 2006	By:	/s/ M. Herbert Gareiss, Jr.
		Name:	M. Herbert Gareiss, Jr.
		Title:	President

Exhibit Index

Exhibit No.	Description
99.1	Presentation at Annual Stockholders Meeting on April 28, 2006.